EXHIBIT 99


All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any collateral information subsequently delivered and the final prospectus for any securities actually sold to you.

            PRELIMINARY STRUCTURAL AND COLLATERAL TERM SHEET    March 31, 1999

                             (Subject to change)

                 J.P. Morgan Commercial Mortgage Finance Corp.
              Mortgage Pass-Through Certificates, Series 1999-C7

                          $801,352,036 (Approximate)

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
APPROXIMATE SECURITIES STRUCTURE:                                   KEY FEATURES:
---------------------------------                                   -------------
                        APPROX.   EXPECTED
                         FACE/     CREDIT    EXPECTED   EXPECTED    Lead Manager:                  J.P. Morgan (Bookrunner)
            EXPECTED   NOTIONAL   SUPPORT    WEIGHTED    PAYMENT    Co-Lead Manager:               Deutsche Bank Securities
            RATINGS     AMOUNT     (% OF     AVERAGE     WINDOW     Co-Manager:                    Chase Securities
  CLASS    S&P/FITCH     (MM)     BALANCE)   LIFE(a)       (a)      Mortgage Loan Seller:          Morgan Guaranty Trust Company of
----------------------------------------------------------------                                   New York
PUBLICLY OFFERED CLASSES                                            Servicer:                      Midland Loan Services Inc.
A1        AAA/AAA       $207.0     29.75%      5.46        1-105    Special Servicer:              Midland Loan Services Inc.
A2        AAA/AAA        355.0     29.75       9.16      105-113    Trustee:                       State Street Bank and Trust
X(b)      AAA/AAA        801.4                                                                     Company
B         AA/AA           42.0     24.50       9.44      113-114    Launch:                        Early April
C         A/A             44.0     19.00       9.47      114-114    Pricing:                       Mid April
D         BBB/BBB         46.0     13.25       9.65      114-118    Cut-Off Date:                  April 1, 1999
E         BBB-/           12.0     11.75       9.80      118-118    Distribution Date:             15th of each month, or following
          BBB-                                                                                     business day (commencing May
PRIVATE CLASSES(c)                                                                                 1999)
----------------------------------------------------------------    Payment Delay:                 14 Days
F                          -         -           -          -       ERISA Eligible:                Classes A1, A2, X (expected)
G                          -         -           -          -       SMMEA Eligible:                Classes A1, A2, B, X (expected)
H                          -         -           -          -       Structure:                     Sequential pay
NR                         -         -           -          -       Day Count:                     30/360
    TOTAL SECURITIES:   $801.4                                      Tax Treatment:                 REMIC
----------------------------------------------------------------    Rated Final Distribution Date: TBD
Note: (a) Calculated at 0% CPR, no balloon extensions and ARD       Clean-up Call:                 1%
          loans pay in full on the Anticipated Repayment Date       Minimum Denomination:          TBD
      (b) Notional                                                  Delivery:                      DTC and Euroclear
      (c) Not offered hereby

===================================================================================================================================

COLLATERAL FACTS                                                    SELECTED LOAN DATA
----------------                                                    ------------------
                                                                                               NUMBER OF                       WTD.
Initial Pool Balance:                               $801,352,036                               MORTGAGED   (MM)      % OF      AVG.
Number of Mortgage Loans:                                    145    GEOGRAPHIC DISTRIBUTION   PROPERTIES    (a)   BALANCE(a)   DSCR
Number of Mortgaged Properties:                              164    ---------------------------------------------------------------
                                                                    California                    32      $166.0     20.7%    1.45x
Average Cut-Off Date Balance:                         $5,526,566    Florida                       23        93.8     11.7     1.41
Weighted Average Current Mortgage Rate:                   7.221%    Illinois                      16        67.9      8.5     1.28
Weighted Average U/W DSCR:                                 1.41x    Maryland                       6        67.9      8.5     1.55
Weighted Average Cut-Off Date LTV Ratio:                   69.9%    Michigan                      14        64.5      8.0     1.34
Weighted Average Remaining Term to Maturity                         North Carolina                11        39.0      4.9     1.44
  (months):                                                113.4    Minnesota                     13        38.7      4.8     1.36
Weighted Average Remaining Amortization Term                        Other                         49       263.6     32.9     1.42
  (months):                                                322.8    ---------------------------------------------------------------
Weighted Average Seasoning:                                 19.1    TOTAL/WTD. AVG.              164      $801.4    100.0%    1.41x
Balloon Loans as % of Total:                               90.8%
Ten Largest Loans as % of Total:                           30.7%                               NUMBER OF                       WTD.
                                                                                               MORTGAGED   (MM)      % OF      AVG.
                                                                    PROPERTY TYPE             PROPERTIES    (a)   BALANCE(a)   DSCR
TEN LARGEST LOANS                                                   ---------------------------------------------------------------
-----------------                                                   Multifamily                   67      $242.6     30.3%    1.36x
                   BALANCE  % BY                    PROPERTY        Office                        24       148.2     18.5     1.35
LOAN                (MM)    BALANCE   LTV    DSCR   TYPE            Anchored Retail               23       137.5     17.2     1.39
----------------------------------------------------------------    Hotel                         11        80.9     10.1     1.60
Mills Portfolio     $54.0      6.7%   59.0%   1.52x Anchored        Office/Retail                  6        62.8      7.8     1.49
                                                    Retail          Unanchored Retail             19        44.7      5.6     1.42
The Flood Building   44.7      5.6    63.9    1.53  Office/Retail   Congregate Care/Retirement     3        38.5      4.8     1.31
Lodge at Paulin                                                         Community
 Creek               22.6      2.8    76.7    1.25  Congregate      Industrial                     4        18.1      2.3     1.45
                                                      Care          Mobile Home Park               1        12.9      1.6     1.61
Marriott Suites                                                     Industrial/Office              4         9.4      1.2     1.60
  Bethesda           22.1      2.8    61.5    1.74  Hotel           Nursing Home                   2         5.6      0.7     2.08
Hotel Boulderado     20.6      2.6    68.7    1.47  Hotel           ---------------------------------------------------------------
36 South Charles     18.8      2.4    67.4    1.47  Office          TOTAL/WTD. AVG.              164      $801.4    100.0%    1.41x
Plaza 600            18.1      2.3    71.9    1.32  Office
USProperties Pool    15.4      1.9    77.5    1.35  Multifamily                                                                WTD.
Southland Mall       14.9      1.9    76.8    1.35  Anchored                                   NUMBER OF             % OF      AVG.
                                                    Retail          PAYMENT RESTRICTIONS(b)      LOANS     (MM)     BALANCE    DSCR
Brittany Court       14.8      1.9    79.4    1.20  Multifamily     ----------------------------------------------------------------
----------------------------------------------------------------    Greater of YM and 1%         113      $498.6     62.2%     1.38x
TOTAL/WTD. AVG.    $246.1     30.7%   67.6%   1.45x                 Defeasance followed by YM      5        50.5      6.3      1.56
                                                                    Fixed Penalties                2        12.6      1.6      1.50
                                                                    ----------------------------------------------------------------
                                                                    TOTAL/WTD. AVG.              145      $801.4    100.0%     1.41x
                                                                    ----------------------------------------------------------------
                                                                    Note: (a) Balances and percentages are based an allocated
                                                                              current balance
                                                                          (b) All loans have an initial period of prepayment lockout
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Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. Any description of the mortgage loans contained herein supersedes any previous collateral information and will be superseded by collateral information subsequently delivered and the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the seller of the mortgage loans. J.P. Morgan and/or its affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan
Securities Inc. is a member of SIPC. Copyright 1999 J.P. Morgan & Co.
Incorporated. Clients should contact analysts at and execute transactions through a J.P. Morgan entity in their home jurisdiction unless governing law permits otherwise.